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                                                                   Exhibit 10.32

                             STOCK OPTION AGREEMENT'

        This STOCK OPTION AGREEMENT (this "Agreement") is made effective as of March 30, 1998, by and between APCOA/Standard Parking, Inc., a Delaware corporation (the "Company"), and Myron C. Warshauer (together with his heirs and permitted successors and assigns, "Optionee").

    1. GRANT. The Company hereby grants to Optionee an option to purchase from the Company .316257808 shares of the common stock of the Company (the "Shares") at the Exercise Price (as defined in paragraph 2 below) during the Exercise Period (as defined in paragraph 3 below) (the "Option"). Notwithstanding the foregoing, the number of Shares subject to the Option may be adjusted as provided in paragraph 9 hereof. The Option is a non-qualified stock option, not an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

    2.  EXERCISE PRICE. The Exercise Price per share shall be $283,944.00;

    3. EXERCISE PERIOD. Optionee may exercise the Option, in whole or in part, at any time and from time to time after March 30,1998 until the 10th anniversary of the date hereof (the "Exercise Period"). Said 10-year period shall not be subject to reduction for any reason.

    4. VESTING. The Option shall fully vest and shall be immediately exercisable upon execution of this Agreement.

    5. EXERCISE OF OPTION. Optionee may exercise the Option by delivery to the Company of a written notice in the form attached hereto as Exhibit A (the "Exercise Notice"). The Option shall be deemed to have been exercised when (a) the Company has received a completed Exercise Notice, and (b) the Company has received payment in the amount of the applicable Exercise Price. No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise shall comply with all applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

        (a) METHOD OF PAYMENT. Optionee may pay the applicable Exercise Price by any of the following means:

            (i) cash or check; or

            (ii) cashless exercise pursuant to paragraph 7 below.

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        (b) EXPENSES OF ISSUANCE. The Company shall issue the Shares upon exercise of this Option without charge to Optionee for any issuance tax or other cost incurred by the Company in connection with such exercise and the related issuance of the Shares. Each of the Shares shall, upon payment of the Exercise Price therefore, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

        (c) WITHHOLDING TAXES. In no event shall Shares be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements reasonably satisfactory to the Board regarding the payment of the amount of any taxes of any kind required by law to be withheld with respect to the Shares subject to the Option.

        (d) RESERVE. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, for the purpose of issuance upon the exercise of this Option, such number of shares of common stock as are issuable upon the exercise in full of this Option. The Company shall take all such actions as may be necessary to assure that all such shares of common stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which the Company's shares of common stock may be listed.

    6. ADMINISTRATION. Any liability of the Company with respect to the Option shall be based solely upon contractual obligations created by this Agreement.

    7. NET EXERCISE OPTION. At Optionee's election, Optionee shall have the right to make a net-exercise or cashless exchange. In such event, Optionee shall deliver the Exercise Notice to the Company and shall receive in exchange therefore the number of shares of the Company's common stock equal to the aggregate number of Shares being purchased upon exercise (I.E., the number of shares as to which the Option is being exercised) less the number of shares of the Company's common stock having a Market Value equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised. Optionee shall also have the right to surrender to the Company securities of the Company having a Market Value equal to the Exercise Price of the Shares being purchased upon such exercise. The "Market Value" of a share of the Company's common stock shall be determined pursuant to the formula set forth in Section 6.2(b) of the Stockholders Agreement by and among Dosher Partners, L.P., SP Associates, Holberg Industries, Inc. and AP Holdings, Inc., dated March 30, 1998, as same has been subsequently amended (the "Stockholders Agreement").

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    8.  REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee represents and warrants to the Company as follows:

            (a) RELIANCE UPON INITIAL HOLDER'S REPRESENTATIONS. Optionee understands that the Option is not, and any Shares acquired upon exercise of the Option (such Shares, together with the Option, being the "Securities") may not be, cost incurred by the Company in connection with such exercise and the related issuance of the Shares. Each of the Shares shall, upon payment of the Exercise Price therefore, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

            (b) ACCREDITED INVESTOR: INVESTMENT EXPERIENCE. Optionee is an accredited investor within the definition of Regulation D of the Securities Act. Optionee is experienced in evaluating and investing in private placement transactions of securities of companies similar to the Company and acknowledges that Optionee is able to fend for himself, can bear the economic risk of Optionee's investment, and has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of the investment in the Option and Securities and can afford a complete loss of his investment.

            (c) NO PUBLIC MARKET. Optionee understands that no public market now exists for any of the Securities issued by the Company and there is no assurance that a public market will ever exist for the Securities.

            (d) RESTRICTED SECURITIES. Optionee understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption there from, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, Optionee is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

            (e) TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        9. ANTI-DILUTION. If at any time after the date hereof the Company shall issue shares of common stock, the Company hereby agrees to increase

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the number of Shares subject to the Option by a number of shares of the
Company's common stock equal to the product of (i) the total number of additional shares of common stock issued multiplied by (ii) a fraction, the numerator of which is the Shares subject to the Option immediately prior to the issuance of new shares of the Company's common stock and the denominator of which is the total number of shares of the Company's common stock outstanding immediately prior to the issuance of new shares of the Company's common stock.

        10. RESTRICTIONS ON TRANSFER. This Option is not transferrable without the prior written consent of the Company, except that Optionee may transfer the Option to (a) Optionee's affiliates (including, without limitation, Dosher Partners, L.P. and Waverly Partners, L.P. or any success or entity to either of them), spouse and/or direct descendants, and/or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of Optionee's estate (or the estate of his spouse or direct descendants) upon death (all of the foregoing? collectively, "Associates") or (b) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or `general or limited partners of which, consist solely of Optionee or his Associates (and only for so long as there are no other shareholders, members or partners) (each, a "Permitted Transferee"); provided, however, that (I) any such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement with respect to the Shares and (ii) any transfer to a Permitted Transferee shall not be in violation of applicable federal or state securities laws. For purposes of this Section 10, an "affiliate" of a subject person or entity shall be a person or entity directly or indirectly controlling, controlled by or under common control with the subject person or entity.

        11. INDEMNIFICATION. The Company shall hold Optionee harmless from, and `indemnify, reimburse and defend Optionee from and against, any and all (i) claims, losses, liabilities, obligations (including, without limitation, taxes, assessments, interest and penalties thereon), damages, deficiencies and expenses resulting from the Company's breach of this Agreement, or (ii) tax, interest or penalties resulting from the grant (but not the exercise) of the Option. Optionee shall hold the Company harmless from, and indemnify and defend the Company against, any and all claims, losses, liabilities, obligations (including, without limitation, taxes, and assessments, interest and penalties thereon), damages, deficiencies and expenses resulting from Optionee's breach of this Agreement, including without limitation, Optionee's breach of the representations and warranties made herein.

        12. COORDINATION WITH STOCKHOLDERS AGREEMENT. Except as otherwise expressly set forth in this Agreement, Optionee, the Company and the other parties (the "Other Parties") named on the Joinder attached hereto

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as Exhibit B (who are all parties to the Stockholders Agreement) hereby agree that, upon exercise of the Option and transfer to Optionee of the Shares, Optionee shall be bound by, and shall have the benefit of. the terms and conditions of the Stockholders Agreement as a Stockholder, as therein defined. Without limiting the generality of the foregoing, Optionee, the Company and the Other Parties hereby acknowledge and agree that:

        (a) the Option and the Shares acquirable pursuant to the Option are subject to, and are included in, any determinations of "Preemptive Rights" in favor of Optionee pursuant to Section 4.2 of the Stockholders Agreement;

        (b) the Option and the Shares acquirable pursuant to the Option shall be subject to, and included in, the "Tag-Along Rights" and the "Drag-Along Rights"(and other terms) of Article V of the Stockholders Agreement (it being understood that, immediately prior to the closing of a transaction involving subject Tag-Along or Drag-Along Rights, as part of the inclusion of Shares subject to a previously unexercised Option, the remaining Option (or applicable portion thereof, as the case may be) shall be exercised and deemed exercised by Optionee in a manner designated by Optionee pursuant to Sections 5 and 7 of this Agreement);

        (c) the Option and the Shares ~acquirable pursuant to the Option shall be subject to, and included in, the "Call Right" and the "Put Right" (and other terms) of Article VI of the Stockholders Agreement (it being understood that, immediately prior to the closing of a transaction involving a subject Put Right or Call Right, as part of the inclusion of Shares subject to a previously unexercised Option, the remaining Option (or applicable portion thereof, as the case may be) shall be exercised and deemed exercised by Optionee in a manner designated by Optionee pursuant to Sections 5 and 7 of this Agreement); and

        (d) the Option and the Shares acquirable pursuant to the Option shall be deemed "Registrable Shares" for purposes of Article VII of the Stockholders Agreement and Optionee shall be given reasonable opportunity to exercise the Option (in any manner permitted by Sections 5 and 7 of this Agreement) so as to include Shares subject to the Option in any registration process which is the subject of said Article VII.

        13. NO VOTING: LIMITATION ON LIABILITY: NO RIGHT TO CONTINUED EMPLOYMENT. This Option shall not entitle Optionee, prior to exercise, to any voting rights or other rights as a Stockholder of the Company (although Optionee may have such rights with respect to other shares of stock, or other interests, in the Company owned by him). No provision hereof, in the

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absence of affirmative action by Optionee to purchase Shares, and no enumeration herein of the rights or privileges of Optionee, shall give rise to any liability of Optionee for the Exercise Price of the Shares. Neither the Option nor any terms contained in this Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or any subsidiary of the Company for any period or at all, nor restrict in any way any right of the Company or any subsidiary of the Company concerning Optionee's employment.

        14. COMPLIANCE WITH LAWS AND REGULATIONS. THE Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject in all respects to (I) all applicable Federal and state laws, rules and regulations and
(ii) any applicable listing, registration, qualification, approvals or other requirements imposed by any securities exchange or government or regulatory agency or body. Moreover, notwithstanding any other provision hereof, the Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law. The Company shall use its reasonable, good faith efforts to cause timely compliance with all of the foregoing laws, requirements, etc. to the extent such compliance is within its reasonable control. Further, any delay or postponement of any right to exercise the Option shall give rise to an extension of the Exercise Period equal to the period of the delay or postponement, unless the delay is due to the fault of Optionee.

        15. NOTICES. Any notice or other communication required or permitted hereunder to the Company may be delivered in person to the Company's Executive Vice President and General Counsel or sent to the Company, attention: Robert Sacks, by facsimile at 312/640-6162, or ~sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at APCOA/Standard Parking, Inc., 900 North Michigan Avenue, Chicago, Illinois 60611, and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

        16. DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the conflicts law, of the State of Delaware without presumption or construction against the party preparing it.

        17. SUCCESSORS AND ASSIGNS. The Company may assign any and all of its rights under this Agreement to its successors, and this Agreement shall inure to the benefit of, and be binding on, the successors of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his heirs, executors,

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administrators, successors and assigns.

        18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

        19. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be signed and attested by its duly authorized officers under its corporate seal effective as of the date first written above.

                                            APCOA/STANDARD PARKING, INC.

                                            By
                                              ----------------------------------

                                            Its
                                              ----------------------------------

                                            MYRON C. WARSHAUER

                                            ------------------------------------
                                            Address:  1401 Waverly Road
                                                      Highland Park, IL 60035

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                                    EXHIBIT A

                                 EXERCISE NOTICE

To: APCOA/Standard Parking, Inc.                                   Dated:

            The undersigned, pursuant to the provisions set forth in the Stock Option Agreement dated effective as of March 30,1998 (the "Agreement"), hereby exercises his right to purchase _________________ of the Shares at the Exercise Price of __________________ as provided in the Agreement, and makes payment herewith in full therefore, either in the form of cash or in a cashless (net exercise) exchange at the price per share provided in the Agreement.

                                             Signature
                                                      --------------------------

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                                    EXHIBIT B

                               CONSENT AND JOINDER
                                       TO
                             STOCK OPTION AGREEMENT

        THIS CONSENT AND JOINDER (this "AGREEMENT") to that certain Stock Option Agreement made effective as of March 30, 1998, by and between APCOA/Standard Parking, Inc., a Delaware corporation (the "Company") and Myron C. Warshauer ("OPTIONEE") (the "STOCK OPTION AGREEMENT"), is made effective as of March 0, 1998, by and among the Company, Optionee, Dosher Partners, L.P., a Delaware limited partnership ("Dosher"), SP Associates, an Illinois general partnership ("SP Associates"), Steamboat Holdings, Inc., a Delaware corporation ("Steamboat"), AP Holdings, Inc., a Delaware corporation (AP Holdings"), and Waverly Partners, L.P., an Illinois limited partnership ("Waverly" and, together with Dosher, SP Associates, Holberg and Waverly, the "EXISTING SHAREHOLDERS"), who are parties to that certain Stockholders Agreement dated March 30,1998 by and among the Company and the Existing Shareholders (the "STOCKHOLDERS AGREEMENT"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Stockholders Agreement, as defined in the Stock Option Agreement.

        WHEREAS, the Company has entered into the Stock Option Agreement with Optionee pursuant to which the Company granted Optionee an option to purchase (the "Option") certain shares of the Company's common stock (the "Shares");

        WHEREAS, pursuant to the Stock Option Agreement, Optionee holds certain rights with respect to the Shares prior to exercise of the Option (the "Rights"); and

        WHEREAS, the parties desire that the Option and the Shares shall be subject to the Stockholders Agreement as provided in the Stock Option Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1. CONSENT TO GRANT OF RIGHTS. The Existing Shareholders hereby consent to the execution of the Stock Option Agreement and the grant of

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Rights thereunder, and join as parties and agree to be bound by the terms and provisions of paragraph 11 of the Stock Option Agreement.

        2. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Existing Shareholders and Optionee, and their respective successors and assigns permitted under the Stockholders Agreement.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            APCOA/STANDARD PARKING, INC.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

                                            SP ASSOCIATES

                                            By:  SP Managers, L.P.
                                            Its: Managing Partner
                                                 By:  Standard Managers, Inc.
                                                 Its: General Partner
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

                                            STEAMBOAT HOLDINGS,  INC.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

                                            AP HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

                                            DOSHER PARTNERS, L.P.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

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                                            WAVERLY PARTNERS, L.P.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------

                                            MYRON C. WARSHAUER

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                 -------------------------------